UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleService, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2006, Golden Telecom, Inc. ("GTI" or the "Company") entered into Restricted Stock Agreements with David Herman, Patrick Gallagher, David Smyth, and Vladimir Bulgak, members of the Company's Board of the Directors, whereby the Company granted 1,081 shares of GTI common stock, par value $0.01 per share, puruant to the 1999 Equtiy Participation Plan of Golden Telecom, Inc., as amended, to each of the above members of the Company's Board of Directors, subject to the terms and conditions set forth in the Restricted Stock Agreements. Provided that Mr. Herman, Mr. Gallagher, Mr. Smyth and Mr. Bulgak continue to serve as a member of the Company's Board of Directors, the restrictions on the 1,081 shares shall lapse on May 17, 2007. A copy of the Resricted Stock Agreement between GTI and Mr. Herman is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Gallagher is filed herewith as Exhibit 10.2 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Smyth is filed herewith as Exhibit 10.3 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Bulgak is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

On May 25, 2006, the Company entered into Restricted Stock Agreements with Kjell Johnsen, Ronny Naevdal, Alexey Khudyakov, and Oleg Malis, members of the Company's Board of the Directors, whereby the Company granted 811 shares of GTI common stock, par value $0.01 per share, puruant to the 1999 Equtiy Participation Plan of Golden Telecom, Inc., as amended, to each of the above members of the Company's Board of Directors, subject to the terms and conditions set forth in the Restricted Stock Agreements. Provided that Mr. Johnsen, Mr. Naevdal, Mr. Khudyakov and Mr. Malis continue to serve as a member of the Company's Board of Directors, the restrictions on the 811 shares shall lapse on May 17, 2007. A copy of the Resricted Stock Agreement between GTI and Mr. Johnsen is filed herewith as Exhibit 10.5 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Naevdal is filed herewith as Exhibit 10.6 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Kyudyakov is filed herewith as Exhibit 10.7 and is incorporated herein by reference. A copy of the Resricted Stock Agreement between GTI and Mr. Malis is filed herewith as Exhibit 10.8 and is incorporated herein by reference.

Mr. Petr Aven, Chairman of the Board of Directors of the Company, is eligible to receive an award of 811 shares of GTI common stock, par value $0.01 per share, on the same terms, but such award has not been formalized.

Item 9.01 Financial Statements and Exhibits.

10.1 Restricted Stock Agreement between GTI and David Herman.
10.2 Restricted Stock Agreement between GTI and Patrick Gallagher.
10.3 Restricted Stock Agreement between GTI and David Smyth.
10.4 Restricted Stock Agreement between GTI and Vladimir Bulgak.
10.5 Restricted Stock Agreement between GTI and Kjell Johnsen.
10.6 Restricted Stock Agreement between GTI and Ronny Naevdal.
10.7 Restricted Stock Agreement between GTI and Alexey Khudyakov.
10.8 Restricted Stock Agreement between GTI and Oleg Malis.
10.9 Form of Restricted Stock Agreement for awards of Restricted Stock under The 1999 Equity Participation Plan, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

June 1, 2006	By:	/s/ Derek Bloom

Name: Derek Bloom
Title: Senior Vice-President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Restricted Stock Agreement between GTI and David Herman.
10.2	Restricted Stock Agreement between GTI and Patrick Gallagher.
10.3	Restricted Stock Agreement between GTI and David Smyth.
10.4	Restricted Stock Agreement between GTI and Vladimir Bulgak.
10.5	Restricted Stock Agreement between GTI and Kjell Johnsen.
10.6	Restricted Stock Agreement between GTI and Ronny Naevdal.
10.7	Restricted Stock Agreement between GTI and Alexey Khudyakov.
10.8	Restricted Stock Agreement between GTI and Oleg Malis.
10.9	Form of Restricted Stock Agrement for awards of Restricted Stock under The 1999 Equity Participation Plan, as amended.